Dear Fellow Shareholder,

During the second half of its fiscal year, the IPO Plus Aftermarket Fund outperformed major stock market indices. The IPO+ Fund declined -11.80%, compared with declines of -27.97%, -28.36%, and -36.36% for the Russell 2000 Index, the S&P 500 Index and the Nasdaq Composite, respectively. Nearly all of the negative performance occurred in July, when equities declined broadly. For the months of August and September, the IPO+ Fund's performance was basically flat. For the 12 months ended September 30, 2002, the IPO+ Fund declined -11.48%, compared with drops of -9.30%, -20.49% and -21.51% in the Russell 2000 Index, the S&P 500 Index, and Nasdaq Composite, respectively.
The main sources of relative outperformance were from holdings in defensive industries such as healthcare and defense industries. The
IPO Fund also benefited from its reduction of holdings in retailing stocks, which had performed well early in the year. Short positions also benefited the IPO Fund's performance. In an effort to protect assets, the IPO Fund has maintained a higher than usual cash position. The IPO Fund participated in one Initial Public Offering during the quarter, Kirkland's, a retailer of affordable home goods.
IPO issuance for the quarter and year were at 30-year lows.

At September 30, 2002, the top five holdings in the IPO Fund were Kraft Foods, an international packaged food producer; Alcon, a global provider of vision care products; Anteon, a defense technology provider; Anthem, a leading health insurer, and United Parcel Service, the largest provider of transportation delivery services.

Since September 30, however, the IPO market has picked up. Due to uncertainties about the Iraq situation and regulatory investigations of Wall Street, we expect IPO issuance to progress cautiously. The positive aspect to below normal IPO issuance has been a recent noted increased in the quality of IPOs and a marked reduction in valuation.

Thank you for being an IPO+ Fund shareholder.

Sincerely,


Renaissance Capital
November 15, 2002

Past performance is no guarantee of future results. Investment return and principal value will vary. Investors' shares when redeemed may be worth more or less than original cost. Returns do not reflect the deduction of taxes a shareholder would pay on distributions or redemption of fund shares. The IPO Fund made no distributions during the period under review.

ANNUAL TOTAL RETURNS
Growth of a $10,000 Investment
(Insert Chart Here)
							Average Annual
				Year Ended		Total Return
				September 30, 2002	Since Inception*

IPO Plus Aftermarket Fund	-11.48%			-10.39%
Russell 2000 Index		 -9.30%			 -2.64%
Nasdaq OTC Composite		-21.51%			 -5.64%
S&P 500(r) Index		-20.49%			 -2.28%


* The line chart above represents the changes in value of a hypothetical $10,000 investment made at the Fund's inception (12/19/97) through 9/30/02. Returns include the reinvestment of all Fund distributions. The returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than original cost. Past performance is not predictive of future performance. This chart is for illustrative purposes only and may not represent your returns.

IPO Plus Fund's Best Quarter          12/99                71.64%
IPO Plus Fund's Worst Quarter         12/00               -38.81%

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and
Board of Directors of
Renaissance Capital Greenwich Funds

We have audited the accompanying statement of assets and liabilities of The IPO Plus Aftermarket Fund, a series of shares of Renaissance Capital Greenwich Funds, including the portfolio of investments as of September 30, 2002 and the related statement of operations for the year the ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period December 19, 1997 (commencement of operations) to September 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of s ecurities owned as of September 30, 2002 by correspondence with the custodian and brokers. Where brokers have not replied to our confirmation requests, we carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The IPO Plus Aftermarket Fund as of September 30, 2002, the results of its operations for the year ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period December 19, 1997 (commencement of operations) to September 30, 1998, in conformity with accounting principles generally accepted in the United States of America.
TAIT, WELLER & BAKER
Philadelphia, Pennsylvania
October 25, 2002

Renaissance IPO Plus Aftermarket Fund
Portfolio of Investments
As of September 30, 2002

			 			Shares 		Value

Common Stock  (78.7%)

Automotive Parts & Equipment  (1.2%)
American Axle & Manufacturing Holdings, Inc.*	 7,500	     $187,350

Commercial Services  (3.6%)
Coinstar, Inc.*					 5,000	      128,900
Weight Watchers International, Inc.*		10,000 	      433,600
					 		      562,500

Computer Services/Technology  (6.8%)
Anteon International Corp.*			 30,000       815,400
FactSet Research Systems, Inc.			 10,000       265,500
					 		    1,080,900

Defense-Aerospace  (8.2%)
Integrated Defense Technologies, Inc.*		 19,000       374,300
ManTech International Corp., Class A*		 15,000       351,915
SRA International, Inc., Class A*		 20,000       572,600
					 		    1,298,815

Electronic Components/Semiconductor Manufacturing  (2.1%)
Cabot Microelectronics Corp.*			  5,000       186,200
Garmin Ltd.*			 		  8,000       148,400
					 		      334,600

Financial Services  (2.8%)
E*TRADE Group, Inc.*			 	100,000       445,000

Food/Beverages-Miscellaneous  (11.8%)
Fresh Del Monte Produce, Inc.			 10,000       255,900
Kraft Foods, Inc., Class A			 32,000     1,166,720
Loews Corp. - Carolina Group			 10,000       188,100
Peet's Coffee & Tea, Inc.*			 20,000       256,000
					      1,866,720

Health-Instruments  (6.1%)
Alcon, Inc.*			 		 25,000       968,750

(continued)
			 			Shares 	       Value


Health-Services  (13.6%)
AMERIGROUP Corp.*			 	15,000 	     $503,250
Anthem, Inc.*			 		12,000 	      780,000
Stericycle, Inc.*			 	14,500 	      491,840
United Surgical Partners International, Inc.*	 5,000 	      110,150
VCA Antech, Inc.*			 	22,500 	      277,650
					 		    2,162,890

Media/Entertainment  (4.1%)
Fox Entertainment Group, Inc.*			10,000 	      220,300
Radio One, Inc., Class A*			10,000 	      166,600
Regal Entertainment Group			15,000 	      267,000
					 		      653,900

Real Estate  (1.0%)
WCI Communities, Inc.*			 	13,000 	      165,100

Retail  (12.7%)
Aeropostale, Inc.*			 	20,000 	      308,000
Coach, Inc.*			 		20,000 	      512,000
Kirkland's, Inc.*			 	23,000 	      393,300
PETCO Animal Supplies, Inc.*			25,000 	      542,253
The Yankee Candle Co., Inc.*			15,000 	      257,550
					 		    2,013,103

Transportation Services  (4.7%)
United Parcel Service, Inc., Class B		12,000 	      750,360

Total Common Stocks  (Cost $13,938,695)			   12,489,988

Short-term Investments  (12.2%)
Money Market Fiduciary
        (Cost $1,939,313)				    1,939,313

Total Investments
     (Cost $15,878,008) (a)  (90.9%)	 		   14,429,301

Total Short Sales
     (Proceeds $688,867)  (-3.6%)	 		     (565,025)

Other Assets and Liabilities (Net)  (12.7%)	 	    2,006,661
Net Assets  (100.0%)	 				  $15,870,937

(continued)
			 		      Shares 		Value

Schedule of Short Sales  (-3.6%)
Mercury Interactive Corp.*		       15,000 	    $257,400
NetScreen Technologies, Inc.*		       17,500 	     189,875
Verisity Ltd.*			 		5,000 	      59,700
Websense, Inc.*			 		5,000 	      58,050
     (Proceeds $688,867)				    $565,025


*  Non-income producing
(a) The cost for federal income tax purposes was $15,939,882. At September 30,2002, net unrealizedm depreciation for all securities (excluding securitiessold short) based on tax cost was $1,510,581. This consists of aggregate grossunrealized appreciation for all securities of $836,010 and aggregate grossunrealized depreciation for all securities of $2,346,591.


Financial Highlights
For a Share Outstanding Throughout Each Period

								    Dec. 19,
								    1997*
								    Through
				Year Ended September 30, 	    Sept., 30
				2002	   2001	   2000	   1999	    1998
Net Asset Value,
  Beginning of Period		$8.36	  $30.48  $18.58  $11.19    $12.50

Income from
  Investment Operations
Net Investment Loss		(0.18)	  (0.32)  (0.24)  (0.16)     (0.08)
Net Realized and Unrealized
  Gain / (Loss)			(0.78)	 (21.80)  12.14    7.55      (1.23)

Total from Investment
  Operations			(0.96)	 (22.12)  11.90    7.39      (1.31)
Net Asset Value,
  End of Period			$7.40 	  $8.36  $30.48   $18.58    $11.19

Total Return		       (11.48)%  (72.57)% 64.05%   66.04%   (10.48)%**

Ratios and Supplemental Data
Net Assets, End of Period
  (in Thousands)		$15,871  $23,038  $117,981  $15,422  $7,288
Ratio of Expenses to
  Average Net Assets		  2.50%	   2.50%    2.50%    2.50%   2.50%***
Ratio of Net Investment Loss
  to Average Net Assets	 	(1.89)%  (1.76)%   (0.87)%  (1.17)%  (0.96)%***
Ratio of Expenses to Average
  Net Assets (excluding	waivers) 3.79%	  2.93%	    2.50%    3.41%    4.54%

Ratio of Net Investment Loss
  to Average Net Assets
  (excluding waivers)		(3.18)%	 (2.19)%  (0.87)%   (2.08)%  (2.99)%***
Portfolio Turnover Rate		263.74%	 69.17%	  67.54%   145.78%   71.26%***

* Commencement of Operations
** Not Annualized
*** Annualized

See Notes to Financial Statements

Statement of Assets and Liabilities
As of September 30, 2002

Assets
Investment Securities, at Value (cost $15,878,008)	$14,429,301
Deposits from Brokers for Securities Sold Short		  2,685,848
Receivable for Investments Sold				    167,068
Receivable for Fund Shares Sold					530
Interest and Dividends Receivable			      5,794
Organizational Costs - Note A				      4,909
Other Assets						      7,677
Total Assets						 17,301,127

Liabilities
Payable for Investments Purchased			    750,376
Securities Sold Short, at Value (proceeds $688,867)	    565,025
Payable for Fund Shares Redeemed			      5,365
Payable for Advisory Fee - Note B			     11,760
Payable for Distribution Fees - Note D	    		      6,782
Payable for Administrative Fees - Note C		      6,165
Payable for Shareholder Services Fees - Note D		      3,306
Accrued Expenses					     81,411
Total Liabilities					  1,430,190

Net Assets						$15,870,937

Net Assets Consist of:
Paid-in-Capital					       $101,630,372
Accumulated Net Realized Loss on Investments	        (84,434,570)
Net Unrealized Appreciation (Depreciation) on:
	Investment Securities				 (1,448,707)
	Short Sales					    123,842
Net Assets						$15,870,937

Net Asset Value, Offering and Redemption Price Per
Share ($15,870,937 / 2,145,369 shares of beneficial
interest, without par value, unlimited number of
shares authorized)					      $7.40

See Notes to Financial Statements

Statement of Operations
For the Year Ended September 30, 2002

Investment Income
Interest							$66,536
Dividend							 51,218
Other Income							  3,477
Total Investment Income						121,231

Expenses
Investment Adviser - Note B
	Basic Fees				$299,053
	Less: Fees Waived			(257,222)	 41,831
Transfer Agent Fees and Expenses				122,346
Administration Fees - Note C					 73,110
Distribution Fees - Note D					 49,842
Shareholder Services Fees - Note D		     		 49,842
Shareholder Reports						 32,790
Legal Fees							 29,121
Trustees' Fees - Note E						 24,950
Amortization and Organizational Costs - Note A	   		 23,112
Federal and State Registration				 	 19,063
Custody Fees							 13,030
Auditing Fees							 11,387
Other Expenses							  7,999
Net Expenses							498,423
Net Investment Loss					       (377,192)

Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
	Investment Securities				     (5,476,322)
	Short Sales						 62,208
Net Realized Loss on Investments	   		     (5,414,114)
Net Change in Unrealized Appreciation (Depreciation)
	during the year on:
	Investment Securities				      3,747,013
	Short Sales					       (155,981)
Net Change in Unrealized Appreciation on Investments	      3,591,032
Net Realized and Unrealized Loss on Investments		     (1,823,082)

Net Decrease in Net Assets Resulting from Operations	    $(2,200,274)

See Notes to Financial Statements


Statement of Changes in Net Assets

					   Year Ended 	       Year Ended
					   September 30,       September 30,
					   2002		       2001

Decrease in Net Assets from Operations
Net Investment Loss			 $(377,192)	      $(893,192)
Net Realized Loss on Investments	(5,414,114)	    (69,525,445)
Net Change in Unrealized Appreciation
	(Depreciation) on Investments	 3,591,032 	     (6,197,598)
Net Decrease in Net Assets
	Resulting from Operations	(2,200,274)	    (76,616,235)

Fund Share Transactions
Proceeds from Shares Sold		 1,047,744 	      4,837,496
Cost of Shares Redeemed			(6,014,629)	    (23,164,173)
Net Decrease from Fund Share
	Transactions			(4,966,885)	    (18,326,677)
Total Decrease in Net Assets		(7,167,159)	    (94,942,912)

Net Assets
Beginning of Year			23,038,096 	    117,981,008
End of Year			       $15,870,937 	    $23,038,096

Decrease in Fund Shares Issued
Number of Shares Sold			   124,697 		289,450
Number of Shares Redeemed		  (733,604)	     (1,405,453)
Net Decrease in Fund Shares		  (608,907)	     (1,116,003)

See Notes to Financial Statements

Notes to Financial Statements

September 30, 2002

The IPO Plus Aftermarket Fund ("IPO+ Fund") is a series of Renaissance Capital Greenwich Funds ("Renaissance Capital Funds"), a Delaware Trust, operating as a registered, diversified, open-end investment company. Renaissance Capital Funds, organized on February 3, 1997, may issue an unlimited number of shares and classes of the IPO+ Fund.

The investment objective of the IPO+ Fund is to seek capital appreciation by investing in the common stocks of Initial Public Offerings on the offering and in the aftermarket.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are followed by the IPO+ Fund in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Portfolio securities are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices. Short-term investments are carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the IPO+ Fund's Board of Trustees.

Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Board of Trustees, are valued at fair value as determined in good faith by the Board of Trustees.

2. FEDERAL INCOME TAXES: It is the IPO+ Fund's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

For the year ended September 30, 2002, the IPO+ Fund had a federal income tax capital loss carry forward of $80,305,285. Federal income tax carry forwards expire as follows: $37,194 expiring in 2006, $13,135,817 expiring in 2008, $65,326,226 expiring in 2009 and $1,806,048 expiring in 2010. To the extent future capital gains are offset by capital loss carry forwards, such gains will not be distributed.

As of September 30, 2002, the Fund had $4,067,411 of post-October capital losses which are deferred, for tax purposes, to the fiscal year ending September 30, 2003. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

As of September 30, 2002 the components of accumulated earnings
(deficit) on a tax basis were as follows:

		Net unrealized				Total
Accumulated  	appreciation 				accumulated
capital and 	(depreciation)	Post-October  		earnings
other losses	on investments	capital losses		(deficit)
$(80,305,285)  $(1,386,739)	$(4,067,411)		$(85,759,435)


Notes to Financial Statements
..................................................................
 (continued)

3. DISTRIBUTIONS TO SHAREHOLDERS: The IPO+ Fund will normally distribute substantially all of its net investment income in December. Any realized net capital gains will be distributed annually. All distributions are recorded on the ex-dividend date. The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Permanent book and tax basis differences resulted in reclassification for the year ended September 30, 2002 as follows: a decrease in paid-in-capital of $377,192 and a decrease in undistributed net investment loss of $377,192.

4. ORGANIZATIONAL COSTS: Costs incurred by the IPO+ Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

5. OTHER: Security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

B. INVESTMENT ADVISER: Under the terms of an Investment Advisory Agreement with Renaissance Capital, a registered investment adviser, the IPO+ Fund agrees to pay Renaissance Capital an annual fee equal to 1.50% of the average daily net assets of the IPO+ Fund and payable monthly. Additionally, Renaissance Capital has voluntarily agreed to defer or waive fees or absorb some or all of the expenses of the IPO+ Fund in order to limit Total Fund Operating Expenses to 2.50%.
During the year ended September 30, 2002, Renaissance Capital deferred fees of $257,222. These deferrals are subject to later recapture by Renaissance Capital for a period of three years. Total deferrals subject to recapture by Renaissance Capital are $475,184.

C. FUND ADMINISTRATION: Under an Administration and Fund Accounting Agreement (the "Administration Agreement"), the Administrator generally supervised certain operations of the IPO+ Fund, subject to the over-all authority of the Board of Trustees. For its services, the Administrator receives a fee on the value of the IPO+ Fund computed daily and payable monthly, at the annual rate of eighteen one-hundredths of one percent (0.18%) on the first $50 million of average daily net assets, and decreasing as assets reach certain levels, subject to an annual minimum of $75,000 plus out of pocket expenses.

D. SHAREHOLDER SERVICES: The IPO+ Fund has adopted a Distribution and Shareholder Services Plan ("the Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes the IPO+ Fund, as determined from time to time by the Board of Trustees, to pay up to 0.50% of the IPO+ Fund's average daily net assets for distribution and shareholder servicing.

Total annual fee for distribution of the IPO+ Fund's shares which is payable monthly, will not exceed 0.25% of the average daily net asset value of shares invested in the IPO+ Fund by customers of the broker-dealers or distributors.

Each shareholder servicing agent receives an annual fee which is payable monthly up to 0.25% of the average daily net assets of shares of the IPO+ Fund held by investors for whom the shareholder servicing agent maintains a servicing relationship.

To discourage short-term investing and recover certain administrative, transfer agency, shareholders servicing and other costs associated with such short-term investing, the IPO+ Fund charges a 2% fee on such redemptions of shares held less than 90 days. Such fees amounted to $3,477 for the year ending September 30, 2002, representing 0.02% of average net assets.

E. TRUSTEES' FEES: Trustees' fees are $4,000 per year plus $500 for each meeting attended.

F. PURCHASES AND SALES: For the year ended September 30, 2002, the IPO+ Fund made purchases of approximately $42,980,689 and sales of approximately $39,543,973 of investment securities other than long-term U.S. Government and short-term securities.

G. SHORT SALES AND SEGREGATED CASH: Short sales are transactions in which the IPO+ Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the IPO+ Fund must borrow the security to deliver to the buyer upon the short sale; the IPO+ Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date.

The IPO+ Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the IPO+ Fund replaces the borrowed security. The IPO+ Fund will realize a gain if the security declines in value between those dates.

All short sales must be fully collateralized. The IPO+ Fund maintains the collateral in segregated accounts consisting of cash and/or U.S. Government securities sufficient to collateralize the market value of its short positions. Typically, the segregated cash with brokers and other financial institutions exceeds the minimum requirements.

The IPO+ Fund may also sell short "against the box" (i.e. the Fund enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the IPO+ Fund enters into a short sale against the box, it will segregate an equivalent amount of securities owned by the IPO+ Fund as collateral while the short sale is outstanding.

H. OTHER: Investing in Initial Public Offerings entails special risks, including limited operating history of the companies, unseasoned trading, high portfolio turnover and limited liquidity.

Trustees and Officers
(unaudited)


Name
Address			Position(s)		Length of
Date of Birth		Held with Fund(a)	Service (b)

William K. Smith	Affiliated Trustee	Trustee since
Two Greenwich Plaza	Chairman		December 1997
Greenwich, CT  06830	President
05/10/51

Linda R. Killian	Affiliated Trustee	Trustee since
Two Greenwich Plaza	Secretary,		December 1997
Greenwich, CT  06830	Co-Chief Investment
04/09/50		Officer

Kathleen Shelton Smith	Affiliated Trustee	Trustee since
Two Greenwich Plaza	Treasurer,		December 1997
Greenwich, CT  06830	Co-Chief Investment
05/27/54		Officer


Martin V. Alonzo	Independent Trustee	Trustee since
Chase Industries, Inc.				December 1997
2 Soundview Dr.,
Ste. 100
Greenwich, CT 06830
04/08/31


Warren K. Greene	Independent Trustee	Trustee since
Trendlogic Assoc., Inc.				December 1997
1 Fawcett Pl.,
Greenwich, CT  06830
02/03/36

Philip D. Gunn,		Independent Trustee	Trustee since
Growth Capital Partners, Inc.			December 1997
520 Madison Ave.
New York, NY  10022
04/05/52

G. Peter O'Brien	Independent Trustee	Trustee since
118 Meadow Rd.					February 2000
Riverside, CT  06878
10/13/45

Gerald W. Puschel	Independent Trustee	Trustee since
F. Schumacher & Co.				December 1997
79 Madison Ave.
New York, NY  10016
12/16/41


Trustees and Officers, continued

Name				Principal		Other
Address				Occupation(s) 		Directorships
Date of Birth			During Past5 Years	Held

William K. Smith		President and 		None
Two Greenwich Plaza		Director-Renaissance
Greenwich, CT  06830		Capital Corp.
05/10/51

Linda R. Killian		Vice President and  	None
Two Greenwich Plaza		Director-Renaissance
Greenwich, CT  06830		Capital Corp.
04/09/50

Kathleen Shelton Smith		Vice President, 	None
Two Greenwich Plaza		Treasurer, Secretary
Greenwich, CT  06830		and Director-
05/27/54			Renaissance
				Capital Corp.

Martin V. Alonzo		Partner- Tri-Artisan 	Chase Industries, Inc.
Chase Industries, Inc.		Partners, LLC
2 Soundview Dr., 		Chairman, President
Ste. 100			and Chief Executive
Greenwich, CT 06830		Officer - Chase
04/08/31			Industries,
				until 09/01

Warren K. Greene		Senior Vice President 	 EII Realty
Trendlogic Assoc., Inc.		and Investment Manager-  Securities Trust
1 Fawcett Pl.,			Trendlogic, Inc.
Greenwich, CT  06830
02/03/36

Philip D. Gunn,			Managing Director- 	 ELot, Inc.
Growth Capital Partners, Inc.	Growth Capital
520 Madison Ave.		Partners, Inc.;
New York, NY  10022		Founder and President-
04/05/52			Philip D.Gunn,
				a merchant banking firm

G. Peter O'Brien		Managing Director - 	 Legg Mason Funds;
118 Meadow Rd.			Merrill Lynch Equity	 Pinnacle Holdings;
Riverside, CT  06878		Capital Markets, 	 Royce Mutual Funds
10/13/45			1971 - 1999

Gerald W. Puschel		President and 		 None
F. Schumacher & Co.		Chief Executive Officer,
79 Madison Ave.			F. Schumacher & Co.
New York, NY  10016
12/16/41

(a) As of September 30, 002, there is only one (1) portfolio in the complex and it is overseen by all Trustees
(b) The term of service for each trustee is indefinite until a successor is elected.
The IPO+ Fund's Statement of Additional Information (SAI) includes information about the Fund's trustees and officers. The SAI is available, without charge, upon request by calling toll-free 1-888-476-3863.